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                                                                      EXHIBIT 23
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INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-43075 of MCN Corporation on Form S-8 of our report dated December 30, 1997, appearing in this Annual Report on Form 11-K of The Genix Group Retirement Savings Plan for the three months ended March 31, 1997.

/s/ DELOITTE & TOUCHE LLP



Pittsburgh, Pennsylvania

March 30, 1998

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